SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) May 4, 2004


                            NewPower Holdings, Inc.
                            -----------------------

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             1-16157                     52-2208601
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)



93 Cherry Street, New Canaan, CT                       06480
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(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code: (203) 966-2880




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Item 5.  Other Events and Required FD Disclosure.

         As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

         On May 4, 2004, the Company issued a press release disclosing that the United States District Court for the Southern District of New York (the "District Court") and the Bankruptcy Court approved the settlement agreement with respect to claims against its former directors in consolidated actions pending in the District Court and purported class proofs of claim against the Company pending in the Bankruptcy Court.

         Attached is Exhibit 99.1, the press release issued by the Company with respect to the approval of the settlement agreement.

Cautionary Statement

         This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)      Exhibit No. Description.

         99.1   Press Release of the Company.



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


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 4, 2004


                                    NEWPOWER HOLDINGS, INC.



                                    By:  /s/ M. Patricia Foster
                                        -----------------------------
                                         Name:  M. Patricia Foster
                                         Title:   President & Chief Executive
                                         Officer





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


                                 EXHIBIT INDEX

                     The following exhibit is filed herewith:


Exhibit No.                                  Description
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99.1                                    Press Release of the Company.



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